UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 11, 2006
(Date of Report (Date of Earliest Event Reported))

WM.WRIGLEY JR. COMPANY
(Exact Name of Registrant as specified in its charter)

DELAWARE	1-800	36-1988190

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

410 North Michigan Avenue
Chicago, Illinois		60611

(Address of principal executive Offices)		(Zip Code)

(312) 644-2121

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Wm. Wrigley Jr. Company (the “Company”) in connection with the matters described herein.

Item 5.02:	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Today, April 11, 2006, Mr. Ronald V. Waters, the Company’s Chief Operating Officer, announced his intention to take early retirement. In this regard, the Company issued a press release today announcing Mr. Waters’ retirement, a copy of which is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The Company has no plans to appoint a successor to Mr. Waters, as his responsibilities will be re-aligned within the Company’s Executive Leadership Team.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

	99.1	Wm. Wrigley Jr. Company Press Release dated April 11, 2006, announcing the retirement of Chief Operating Officer, Mr. Ronald V. Waters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY

	By:	/s/ HOWARD MALOVANY

	Name:	Howard Malovany
	Title:	Vice President, Secretary and General Counsel
Date: April 11, 2006

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